Exhibit 99.1

September 18, 2023

U.S. Securities and Exchange Commission

100 F St NE

Washington DC 20549

Ladies and Gentlemen:

We have read the statements by Ispire Technology Inc. in the Form 8-K it filed on September 15, 2023 regarding non-reliance on its March 31, 2023 unaudited interim financial statements and are in agreement with such statements.

Very truly yours,

MSPC

Certified Public Accountants and Advisors,

A Professional Corporation

www.mspc.cpa
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